______________________________________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  November 15, 2002

                LEHMAN ABS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-76627	13-3447441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue

                    New York, New York 10019

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (212) 526-7000

ITEM 5. OTHER EVENTS.

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (filed with the Securities and Exchange Commission on May 13, 2002), as of June 30, 2002 and for the periods ending June 30, 2002 and June 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2002 (which was filed with the Securities and Exchange Commission on August 14, 2002), and as of September 30, 2002 and for the periods ending September 30, 2002 and September 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended September 30, 2002 (which was filed with the Securities and Exchange Commission on November 14, 2002), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 25, 2002, April 18, 2002, July 19, 2002, August 14, 2002 and October 17, 2002, as such Current Reports related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-76627) of the Registrant (the “Prospectus”); and (iii) the Prospectus Supplement for Lehman Home Equity Loan Trust 2002-1, Home Equity Loan Asset-Backed Certificates, Series 2002-1 (the “Prospectus Supplement”), and shall be deemed to be a part hereof.  The consent of KPMG LLP to the incorporation by reference of their report on such financial statements in this Form 8-K and to being named as “Experts” in the Prospectus Supplement is attached hereto as Exhibit 23.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL

INFORMATION AND EXHIBITS.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

23.1

Consent of KPMG LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN ABS CORPORATION

By: /s/ Matthew Lewis____________

Name: Matthew Lewis

Title: Senior Vice President

Dated:  November 13, 2002

EXHIBIT INDEX

Exhibit

Description

23.1

Consent of KPMG LLP